UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2010

WSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53003	26-1219088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4201 Mitchellville Road, Suite 200, Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 352-3120

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On October 28, 2010, WSB Holdings, Inc., the parent company of Washington Savings Bank, F.S.B., issued a press release announcing results of operations for the quarter ending September 30, 2010.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The press release includes a presentation of non-interest income excluding the other than temporary impairment charge (“OTTI”) and gain on sale of investments for the nine months ended September 30, 2010.  This measure is not recognized under U.S. generally accepted accounting principles (GAAP), and therefore is considered a non-GAAP financial measure.  The presentation of the non-GAAP financial information is not intended to be considered as a substitute for the measure prepared in accordance with GAAP.  Because it excludes changes resulting solely from its investments, the Company believes that this non-GAAP financial measure assists investors in evaluating the performance of the Company’s core banking business, facilitates making period to period comparisons and is a more meaningful indication of its operating performance.  The Company also believes that the presentation of this information allows easier comparisons of its results of operations to the results of other companies.  Company management utilizes this non-GAAP financial information to compare the Company’s operating performance with respect to non-interest income from period to period.

Below is a table showing “non-interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net non-interest income — excluding OTTI and gain on sale of investments.”  We have included the three-month figures as well for comparison purposes.

WSB Holdings, Inc.

RECONCILIATION OF NON-GAAP SELECTED QUARTERLY FINANCIAL DATA - UNAUDITIED

	For the three months ending		For the three nine months ending
(dollars in thousands)	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Reconciliation of non-GAAP data:
Net -Non-interest income excluding OTTI and gain on sale of investments:	748	557	1,858	1,694
LESS: OTTI	(2,699)	(693)	(2,699)	(693)
PLUS: Gain on sale of investments	13	—	783	23
Total: non interest income	(1,938)	(136)	(58)	1,024

This information is preliminary and based on company data abailable at the time of presentation.

Item 9.01                                             Financial Statements and Exhibits.

99.1                           Press Release dated October 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSB Holdings, Inc.
(Registrant)

/s/Carol A. Ramey
Carol A. Ramey
CFO

Date: November 3, 2010

Exhibit Index

Press Release dated October 28, 2010